UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018

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Eloxx Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-31326 (Commission File Number)	84-1368850 (I.R.S. Employer Identification No.)
950 Winter Street Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 577-5300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2018, Eloxx Pharmaceuticals, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc. and Cantor Fitzgerald & Co. (collectively, the “Sales Agents”), pursuant to which the Company may sell and issue shares of its common stock having an aggregate offering price of up to $50,000,000 (the “Shares”) from time to time through the Sales Agents, as the Company’s sales agents (the “ATM Offering”). The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreement or terminate the Agreement.

Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at-the-market” equity offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the NASDAQ Stock Market. Subject to the terms and conditions of the Agreement, the Sales Agents will use their reasonable efforts to sell the Shares from time to time based upon the Company’s instructions (including any price, time or size limits or other parameters or conditions the Company may impose). The Company will pay the Sales Agents a commission of up to 3.0% of the gross sales price of any Shares sold under the Agreement. The Company has also provided the Sales Agents with customary indemnification rights and has agreed to reimburse the Sales Agents for certain specified expenses up to $50,000.

The Shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 filed on April 10, 2018 (File No. 333-224207). On November 16, 2018, the Company filed a prospectus supplement relating to the ATM Offering with the Securities and Exchange Commission.

Under the terms of the Agreement, the Company may also sell Shares to either Sales Agent as principal for its own account at a price agreed upon at the time of the sale, subject to the Company entering into a separate terms agreement with such Sales Agent for any such sale.

The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The legal opinion of Proskauer Rose LLP relating to the shares of common stock being offered pursuant to the Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

5.1	Opinion of Proskauer Rose LLP

10.1	Equity Distribution Agreement, dated November 16, 2018, by and between Eloxx Pharmaceuticals, Inc., Citigroup Global Markets Inc. and Cantor Fitzgerald & Co.

23.1	Consent of Proskauer Rose LLP (included in Exhibit 5.1)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2018	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Gregory Weaver
Gregory Weaver
Chief Financial Officer

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